UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2025

THE BOEING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

929 Long Bridge Drive, Arlington, VA	22202
(Address of principal executive offices)	(Zip Code)

(703) 465-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 Par Value	BA	New York Stock Exchange
Depositary Shares, each representing a 1/20th interest in a share of 6.00% Series A Mandatory Convertible Preferred Stock, $1.00 Par Value	BA-PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2025, The Boeing Company (the “Company”) entered into a Non-Prosecution Agreement (“NPA”) with the U.S. Department of Justice (“Department”) that, subject to court proceedings, resolves matters relating to the Department’s determination that the Company did not fulfill its obligations under the previously-disclosed Deferred Prosecution Agreement entered into by the Company and the Department on January 6, 2021 (the “DPA”).

Pursuant to the NPA, the Company is subject to a $487.2 million overall criminal monetary penalty, $243.6 million of which was paid in 2021 pursuant to the DPA and the remaining $243.6 million of which was included in amounts expensed by the Company in 2024 pursuant to the proposed plea agreement between the Company and the Department filed with the U.S. District Court for the Northern District of Texas on July 24, 2024. The NPA also requires the Company, among other things, to (1) pay $444.5 million in additional compensation to the heirs and/or beneficiaries of those who died in the Lion Air Flight 610 and Ethiopian Airlines Flight 302 accidents, (2) to invest $455.0 million in the Company’s compliance, safety, and quality programs through the end of the term of the NPA, (3) to retain an independent compliance consultant to assess the Company’s progress regarding remediation and implementation of the compliance measures described in the NPA and the attachments thereto, (4) to continue to implement a compliance program, and (5) to continue to undertake a review of its internal controls, policies and procedures. The Department agreed that it will not further criminally prosecute the Company for any conduct described in the NPA provided that the Company performs all of its obligations under the NPA, including those described above. The NPA has a term of two years from the date on which the Company retains the independent compliance consultant, unless the NPA is extended or terminated earlier as described therein.

The foregoing description of the NPA does not purport to be complete and is qualified in its entirety by reference to the NPA, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Non-Prosecution Agreement, dated May 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ John C. Demers
John C. Demers
Vice President, Assistant General Counsel and Corporate Secretary

Dated: June 4, 2025